Annual Fund Operating Expenses - Main Active Rotation ETF - Main Active Rotation ETF	Aug. 04, 2026
Prospectus [Line Items]
Management Fees (as a percentage of Assets)	0.50%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses (as a percentage of Assets):	0.09%	[1]
Acquired Fund Fees and Expenses	0.10%	[2]
Expenses (as a percentage of Assets)	0.69%

[1]	Other expenses are based on estimated amounts for the current fiscal year.
[2]	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The total annual fund operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.